UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 16, 2013

ENER-CORE, INC.

(Exact Name of Registrant as Specified in its Charter)

Nevada	333-173040	46-0525350
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1736 Angel Falls Street, Las Vegas, Nevada	89142
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (209) 694-4885

Former Name or Former Address, if Changed Since Last Report:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 -	CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with Inventtech, Inc.’s (the “Company”) receipt of approval from the Financial Industry Regulatory Authority (“FINRA”), effective March 16, 2013, the Company amended and restated its Articles of Incorporation to change its name from “Inventtech, Inc.” to “Ener-Core, Inc.” (the “Name Change”)

The full text of the Company’s Amended and Restated Articles of Incorporation giving effect to the Name Change is included as Exhibit 3.1 hereto and incorporated herein by reference.

SECTION 8 -	OTHER EVENTS

Item 8.01	Other Events.

In connection with the Name Change described in Item 5.03 above, FINRA assigned the Company a new stock symbol, “ENCR”. This new symbol took effect at the open of business on March 16, 2013.

SECTION 9 -	FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Exhibit Description
3.1	Amended and Restated Articles of Incorporation (incorporated by reference to our Current Report on Form 8-K filed on April 24, 2013)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ener-Core, Inc.,
a Nevada Corporation

Dated: May 16, 2013	/s/ Bryson Ishii
Bryson Ishii
President